Exhibit 10.6
Form 10-SB
Dr. Christopher's Original Formulas Inc.
File No.:


                           ASSIGNMENT

For and in consideration of a promissory note of even date herewith in the principal amount of $246,196.91, the undersigned hereby sells, transfers, and assigns to Dr. Christopher's Original Formulas, Inc., all of the undersigned's right, title, and interest in and to the inventory and equipment at the Dr. Christopher's stores located in Orem and Springville, Utah, more particularly described on Exhibit A attached hereto and incorporated herein by this reference.

                                   Christopher Enterprises, Inc.


July 1, 2000                            By /s/ Norman Bacalla
                                        Duly Authorized Officer

                              E-31
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